UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2022
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On July 13, 2022 the Board of Directors (the “Board”) of Asana, Inc. (the “Company”) appointed Krista Anderson-Copperman to serve as a Class III director on the Board, effective as of July 13, 2022, until the Company’s 2023 Annual Meeting of Stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. Effective as of the time of Ms. Anderson-Copperman’s appointment, the Board increased the size of the Board to nine members. Ms. Anderson-Copperman is not expected to join any of the committees of the Board at this time.

Ms. Anderson-Copperman will be compensated as a member of the Board under the terms of the Company’s Non-Employee Director Compensation Policy.

The Company will enter into the Company’s standard form of indemnification agreement with Ms. Anderson-Copperman in connection with her appointment to the Board.

There are no arrangements or understandings between Ms. Anderson-Copperman and any other persons pursuant to which she was elected as a director of the Company. There are no family relationships between Ms. Anderson-Copperman and any other director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

The press release announcing Ms. Anderson-Copperman’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 15, 2022, entitled “Asana Names Customer Success Veteran Krista Anderson-Copperman to Board of Directors.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: July 15, 2022	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel and Corporate Secretary